Quarterly Holdings Report
for
Fidelity® SAI International Credit Fund
September 30, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ICR-NPRT3-1123
1.9908918.100
Nonconvertible Bonds - 50.2%
		Principal Amount (a)	Value ($)
Australia - 1.3%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	685,000	630,068
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,459,000	1,216,556
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	1,529,000	1,486,587
6.75% 12/2/44 (Reg. S) (b)		298,000	294,275
TOTAL AUSTRALIA			3,627,486
Denmark - 2.2%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	2,330,000	2,478,115
4.75% 6/21/30 (Reg. S) (b)	EUR	2,530,000	2,660,757
Jyske Bank A/S 5% 10/26/28 (b)	EUR	810,000	854,960
TOTAL DENMARK			5,993,832
Finland - 0.7%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	1,745,000	1,829,286
France - 6.0%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		2,230,000	1,838,686
2.5% 3/31/32 (Reg. S) (b)	EUR	1,300,000	1,236,100
4.125% 5/24/33 (Reg. S)	EUR	1,000,000	1,041,207
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	1,400,000	1,278,802
Credit Agricole SA:
UK Government Bonds 1 Year + 2.180% 6.375% 6/14/31 (Reg. S) (b)(d)	GBP	1,200,000	1,471,315
4.875% 10/23/29 (Reg. S)	GBP	500,000	580,371
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	1,000,000	1,108,612
5.7% 5/23/28 (c)		750,000	742,720
6.25% 5/23/33 (c)		1,880,000	1,881,956
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	1,600,000	1,658,509
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	100,000	103,811
Societe Generale:
4.75% 11/24/25 (c)		255,000	243,908
6.691% 1/10/34 (b)(c)		2,410,000	2,339,332
Technip Energies NV 1.125% 5/28/28	EUR	883,000	804,781
TOTAL FRANCE			16,330,110
Germany - 5.0%
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	700,000	305,133
5% 4/27/27 (Reg. S) (b)	EUR	100,000	35,947
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	750,000	784,532
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	700,000	854,254
Deutsche Annington Finance BV 5% 10/2/23 (c)		96,000	95,792
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	98,324
4% 6/24/32 (Reg. S) (b)	EUR	1,800,000	1,696,207
6.125% 12/12/30 (Reg. S) (b)	GBP	1,700,000	1,926,597
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	2,200,000	1,852,619
KfW:
0.75% 1/15/29 (Reg. S)	EUR	2,500,000	2,315,576
2.875% 5/29/26 (Reg. S)	EUR	1,215,000	1,265,920
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	400,000	400,248
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	500,000	465,425
Vonovia SE 5% 11/23/30 (Reg. S)	EUR	500,000	520,696
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	900,000	870,558
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	277,528
TOTAL GERMANY			13,765,356
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	965,000	942,361
Hong Kong - 0.6%
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,828,000	1,511,299
Ireland - 3.2%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	244,000	245,421
2.25% 4/4/28 (Reg. S) (b)	EUR	3,392,000	3,281,660
6.608% 9/13/29 (b)(c)		204,000	203,152
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		166,000	156,023
4.375% 5/1/26 (c)		11,000	10,328
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	2,494,000	2,340,982
2.029% 9/30/27 (b)(c)		2,880,000	2,523,094
TOTAL IRELAND			8,760,660
Italy - 0.9%
Enel SpA 3.375% (Reg. S) (b)(e)	EUR	600,000	586,648
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,189,000	1,105,395
5.861% 6/19/32 (b)(c)		815,000	741,781
TOTAL ITALY			2,433,824
Luxembourg - 1.7%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,434,000	4,525,987
1.75% 3/12/29 (Reg. S)	EUR	122,000	101,010
TOTAL LUXEMBOURG			4,626,997
Mexico - 0.5%
Petroleos Mexicanos 6.5% 3/13/27		1,689,000	1,481,109
Netherlands - 2.6%
ING Groep NV:
3% 2/18/26 (Reg. S)	GBP	600,000	684,459
4.75% 5/23/34 (Reg. S) (b)	EUR	3,000,000	3,126,153
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	1,200,000	1,238,162
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	900,000	952,987
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	1,000,000	1,029,125
TOTAL NETHERLANDS			7,030,886
Poland - 0.2%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	748,000	514,035
Portugal - 0.1%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	400,000	361,749
Spain - 0.9%
Telefonica Emisiones S.A.U. 5.375% 2/2/26	GBP	515,000	623,220
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	1,700,000	1,769,883
TOTAL SPAIN			2,393,103
Sweden - 0.8%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,800,000	932,495
Samhallsbyggnadsbolaget I Norden AB 2.25% 8/12/27 (Reg. S)	EUR	1,870,000	1,257,409
TOTAL SWEDEN			2,189,904
Switzerland - 3.7%
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		441,000	423,360
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		3,590,000	3,361,138
5.75% 8/15/50 (Reg. S) (b)		382,000	366,720
UBS Group AG:
1% 3/21/25 (Reg. S) (b)	EUR	605,000	628,698
2.125% 11/15/29 (Reg. S) (b)	GBP	153,000	152,280
4.988% 8/5/33 (Reg. S) (b)		1,330,000	1,189,256
6.537% 8/12/33 (b)(c)		1,115,000	1,101,969
7.375% 9/7/33 (Reg. S) (b)	GBP	1,099,000	1,429,743
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		2,050,000	1,583,625
TOTAL SWITZERLAND			10,236,789
United Kingdom - 16.9%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	600,000	743,329
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	615,000	569,275
Barclays PLC:
3.375% 4/2/25 (Reg. S) (b)	EUR	185,000	194,358
5.262% 1/29/34 (Reg. S) (b)	EUR	1,370,000	1,425,762
7.437% 11/2/33 (b)		1,135,000	1,165,506
8.407% 11/14/32 (Reg. S) (b)	GBP	945,000	1,175,628
BAT Capital Corp. 2.125% 8/15/25	GBP	101,000	114,890
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	1,688,000	1,729,044
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	820,000	853,837
4.856% 5/23/33 (Reg. S) (b)	EUR	1,630,000	1,693,177
6.254% 3/9/34 (b)		1,200,000	1,172,819
6.8% 9/14/31 (b)	GBP	530,000	653,316
7.39% 11/3/28 (b)		460,000	475,889
8.201% 11/16/34 (Reg. S) (b)	GBP	485,000	612,122
Imperial Brands Finance Netherlands BV 5.25% 2/15/31 (Reg. S)	EUR	1,150,000	1,180,437
Imperial Tobacco Finance PLC:
4.875% 6/7/32 (Reg. S)	GBP	1,200,000	1,253,187
8.125% 3/15/24	GBP	510,000	626,999
Inchcape PLC 6.5% 6/9/28 (Reg. S)	GBP	1,200,000	1,467,623
John Lewis PLC 6.125% 1/21/25	GBP	2,031,000	2,420,127
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	1,172,000	1,226,319
4.5% 1/11/29 (Reg. S) (b)	EUR	1,145,000	1,195,838
4.75% 9/21/31 (Reg. S) (b)	EUR	250,000	260,788
4.976% 8/11/33 (b)		2,640,000	2,342,807
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	2,100,000	2,154,209
Nationwide Building Society 3% 5/6/26 (Reg. S)	GBP	430,000	490,221
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	589,000	612,388
4.771% 2/16/29 (Reg. S) (b)	EUR	2,250,000	2,354,796
7.416% 6/6/33 (Reg. S) (b)	GBP	1,455,000	1,763,298
NatWest Markets PLC 0.125% 11/12/25 (Reg. S)	EUR	345,000	334,576
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	2,006,000	1,823,925
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	1,060,000	1,096,846
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,220,000	1,358,812
Santander UK Group Holdings PLC 3.625% 1/14/26 (Reg. S)	GBP	550,000	629,833
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	530,000	574,208
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	345,000	353,298
Tesco Corporate Treasury Services PLC:
2.75% 4/27/30 (Reg. S)	GBP	1,195,000	1,198,352
5.5% 2/27/35 (Reg. S)	GBP	420,000	472,148
Thames Water Utility Finance PLC 4% 6/19/25 (Reg. S)	GBP	520,000	590,040
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	2,182,000	1,791,934
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	765,000	848,750
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	630,000	584,544
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	1,600,000	1,982,938
Vodafone Group PLC 4.875% 10/3/78 (Reg. S) (b)	GBP	525,000	601,319
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	235,000	248,220
TOTAL UNITED KINGDOM			46,417,732
United States of America - 2.6%
Bank of America Corp. 2.3% 7/25/25 (Reg. S)	GBP	545,000	624,696
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	1,069,000	1,189,444
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	500,000	606,429
Duke Energy Corp. 3.85% 6/15/34	EUR	1,238,000	1,164,179
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	1,000,000	1,202,165
General Motors Financial Co., Inc.:
2.25% 9/6/24 (Reg. S)	GBP	540,000	634,588
5.15% 8/15/26 (Reg. S)	GBP	310,000	368,197
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	385,000	355,818
Southern Co. 1.875% 9/15/81 (b)	EUR	1,211,000	1,009,053
TOTAL UNITED STATES OF AMERICA			7,154,569
TOTAL NONCONVERTIBLE BONDS (Cost $140,976,240)			137,601,087

U.S. Government and Government Agency Obligations - 21.0%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 21.0%
U.S. Treasury Bonds:
2.25% 5/15/41	13,900,000	9,536,703
3.25% 5/15/42	580,200	462,347
3.625% 5/15/53	2,200,000	1,821,531
4% 11/15/42 (f)	6,000,000	5,325,469
6.25% 5/15/30	13,050,000	14,237,754
U.S. Treasury Notes:
1% 7/31/28	15,000,000	12,653,320
3.5% 2/15/33	1,000,000	917,500
4.625% 2/28/25	8,600,000	8,522,063
4.625% 9/30/28	4,000,000	4,002,500

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $60,710,327)		57,479,187

Foreign Government and Government Agency Obligations - 13.1%
		Principal Amount (a)	Value ($)
Germany - 10.8%
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	5,110,000	4,140,372
1.8% 8/15/53(Reg. S)	EUR	1,650,000	1,329,385
2.5% 3/13/25(Reg. S)	EUR	19,000,000	19,836,052
3.25% 7/4/42	EUR	3,850,000	4,194,967
TOTAL GERMANY			29,500,776
Japan - 2.3%
Japan Government, yield at date of purchase -0.1848% 11/10/23	JPY	936,200,000	6,266,087
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $37,136,582)			35,766,863

Supranational Obligations - 4.5%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 6/17/27	EUR	1,300,000	1,218,785
0% 1/14/31 (Reg. S)	EUR	1,800,000	1,496,768
3% 11/15/28 (Reg. S)	EUR	4,000,000	4,167,383
4.5% 10/15/25	EUR	2,800,000	3,019,240
European Union:
0% 10/4/28 (Reg. S)	EUR	825,000	739,527
2.75% 10/5/26 (Reg. S)	EUR	1,600,000	1,659,903
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $12,577,033)			12,301,606

Preferred Securities - 4.7%
		Principal Amount (a)	Value ($)
Australia - 0.3%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(e)		1,045,000	969,034
Canada - 0.0%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2091% (b)(d)(e)		90,000	79,052
4.9% (b)(e)		63,000	57,615
TOTAL CANADA			136,667
Czech Republic - 0.2%
CPI Property Group SA 3.75% (Reg. S) (b)(e)	EUR	1,740,000	500,633
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(e)	EUR	637,000	473,785
Germany - 1.6%
Aroundtown SA 3.375% (Reg. S) (b)(e)	EUR	2,700,000	1,231,686
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (b)(d)(e)		250,000	121,375
Grand City Properties SA 1.5% (Reg. S) (b)(e)	EUR	800,000	398,526
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(e)	EUR	100,000	102,887
3.748% (Reg. S) (b)(e)	EUR	100,000	90,946
3.875% (Reg. S) (b)(e)	EUR	2,900,000	2,525,638
TOTAL GERMANY			4,471,058
Ireland - 0.4%
AerCap Holdings NV 5.875% 10/10/79 (b)		718,000	698,235
AIB Group PLC 6.25% (Reg. S) (b)(e)	EUR	410,000	411,414
TOTAL IRELAND			1,109,649
Sweden - 0.5%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(e)	EUR	275,000	161,043
3.625% (Reg. S) (b)(e)	EUR	2,155,000	1,046,343
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(e)	EUR	647,000	101,375
TOTAL SWEDEN			1,308,761
Switzerland - 0.1%
Credit Suisse Group AG 7.5% (Reg. S) (b)(e)(g)		611,000	58,045
UBS Group AG 7% (Reg. S) (b)(e)		250,000	242,188
TOTAL SWITZERLAND			300,233
United Kingdom - 1.4%
Barclays PLC 7.125% (b)(e)	GBP	425,000	482,797
British American Tobacco PLC 3% (Reg. S) (b)(e)	EUR	2,767,000	2,497,569
Mobico Group PLC 4.25% (Reg. S) (b)(e)	GBP	340,000	357,836
SSE PLC 3.74% (Reg. S) (b)(e)	GBP	337,000	372,726
TOTAL UNITED KINGDOM			3,710,928
TOTAL PREFERRED SECURITIES (Cost $14,442,463)			12,980,748

Money Market Funds - 3.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h) (Cost $9,725,726)	9,723,781	9,725,726

TOTAL INVESTMENT IN SECURITIES - 97.0% (Cost $275,568,371)	265,855,217
NET OTHER ASSETS (LIABILITIES) - 3.0%	8,223,526
NET ASSETS - 100.0%	274,078,743

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	25	Dec 2023	1,799,822	(45,502)	(45,502)
Eurex Euro-Bund Contracts (Germany)	20	Dec 2023	2,720,093	(1,740)	(1,740)
TME 10 Year Canadian Note Contracts (Canada)	101	Dec 2023	8,561,112	(228,256)	(228,256)

TOTAL BOND INDEX CONTRACTS					(275,498)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	163	Dec 2023	33,041,883	(81,820)	(81,820)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	80	Dec 2023	8,428,750	(67,236)	(67,236)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	6	Dec 2023	682,688	(31,448)	(31,448)

TOTAL TREASURY CONTRACTS					(180,504)

TOTAL PURCHASED					(456,002)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	50	Dec 2023	5,744,231	(34,621)	(34,621)

TOTAL FUTURES CONTRACTS					(490,623)
The notional amount of futures purchased as a percentage of Net Assets is 20.2%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	70,000	USD	51,755	BNP Paribas S.A.	10/03/23	(218)
CAD	292,000	USD	216,085	BNP Paribas S.A.	12/08/23	(888)
EUR	188,000	USD	199,245	JPMorgan Chase Bank, N.A.	12/08/23	117
EUR	2,333,000	USD	2,475,826	Royal Bank of Canada	12/08/23	(1,830)
GBP	235,000	USD	286,848	Royal Bank of Canada	12/08/23	(6)
USD	108,613	AUD	169,000	JPMorgan Chase Bank, N.A.	12/08/23	(296)
USD	208,995	CAD	283,000	HSBC Bank	12/08/23	431
USD	139,449	CAD	188,000	JPMorgan Chase Bank, N.A.	12/08/23	898
USD	125,008,563	EUR	116,125,000	Bank of America, N.A.	12/08/23	1,865,454
USD	108,282	EUR	102,000	Brown Brothers Harriman & Co	12/08/23	118
USD	146,586	EUR	137,000	Canadian Imperial Bk. of Comm.	12/08/23	1,306
USD	48,449,224	GBP	38,827,000	Royal Bank of Canada	12/08/23	1,056,708
USD	6,456,669	JPY	937,700,000	Citibank, N. A.	12/08/23	112,263

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						3,034,057
Unrealized Appreciation						3,037,295
Unrealized Depreciation						(3,238)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	2,350,000	(3,795)	3,213	(582)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,878,741 or 4.3% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $935,514.
(g)	Non-income producing - Security is in default.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	271,553,297	261,827,571	459,937	-	-	9,725,726	0.0%
Total	-	271,553,297	261,827,571	459,937	-	-	9,725,726

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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